UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2023

Cibus, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38161	27-1967997
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6455 Nancy Ridge Drive San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 450-0008

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Class A Common Stock, $0.0001 par value per share	CBUS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 20, 2023, Cibus, Inc. (the “Company” or “Cibus”) entered into a binding term sheet (“Binding Term Sheet”) with Rory Riggs, the Company’s Chairman and Chief Executive Officer. Pursuant to the Binding Term Sheet, Mr. Riggs has agreed to make available to the Company a line of credit (the “Loan”) in the aggregate principal amount of $5,000,000 (the “Loan Amount”). Cibus may make draws, in increments of $1,000,000, against the Loan Amount at any time during the period commencing January 1, 2024 and terminating on March 1, 2024. Amounts drawn under the Loan will bear simple interest at a rate of 12% per annum and are repayable at maturity on January 1, 2026. The Loan is unsecured and may be prepaid by the Company at any time without penalty. The Binding Term Sheet shall automatically terminate if the Company secures debt and/or equity financing in the aggregate amount of $20,000,000 prior to January 1, 2024. The Loan is intended to provide additional certainty with respect to the Company’s capital resources as it pursues additional debt and/or equity financing.

The Company’s Board of Directors and the disinterested independent directors approved the Binding Term Sheet.

A copy of the Binding Term Sheet is filed herewith as Exhibit 10.1, and the foregoing description of the Binding Term Sheet is qualified in its entirety by reference thereto.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01.	Other Events.

As previously reported, on May 31, 2023, the Company (formerly Calyxt, Inc.) completed its business combination with Cibus Global, LLC. The pro forma financial statements required by Items 2.01 and 9.01 of Form 8-K in connection with such combination were previously filed in the Company’s Current Report on Form 8-K filed on June 1, 2023, as amended on Form 8-K/A filed on June 29, 2023.

This Current Report is being filed to provide an unaudited pro forma combined statement of operations for the six months ended June 30, 2023, which is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Binding Term Sheet

99.1	Unaudited Pro Forma Combined Financial Information (Statement of Operations) for the Six Months Ended June 30, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Cibus, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 25, 2023

CIBUS, INC.

By:	/s/ Rory Riggs
Name:	Rory Riggs
Title:	Chief Executive Officer and Chairman